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                                                                    EXHIBIT 99.1

                                     CONSENT

        The undersigned hereby consents to being named as a prospective director of PBOC Holdings, Inc. in the Registration Statement on Form S-1 filed by PBOC Holdings, Inc. with the Securities and Exchange Commission, to which Registration Statement this Consent is an Exhibit, and in any amendments (including post-effective amendments) thereto.


/s/ Robert M. MacDonald
--------------------------------
Robert M. MacDonald

Dated:   March 20, 1998